The Latin America Dollar Income
Fund, Inc.

Semiannual Report
April 30, 1997

A non-diversified closed-end investment company seeking high current income as its primary objective and capital appreciation as a secondary objective through investment principally in dollar-denominated Latin American debt instruments.

The Latin America Dollar Income Fund, Inc.
================================================================================
Investment objectives and policies
o primarily high current income and secondarily capital appreciation through investment principally in dollar-denominated Latin American debt instruments

Investment characteristics
o a non-diversified closed-end investment company investing principally in a portfolio of dollar-denominated Latin American debt instruments
o a vehicle for international investment through participation in the economies of Latin American countries


General Information
================================================================================
Executive offices
    The Latin America Dollar Income Fund, Inc.
    345 Park Avenue
    New York, NY 10154
    For Fund information:     1-800-349-4281

Transfer agent, registrar and dividend
reinvestment plan agent
    For account information:  1-800-426-5523
    Boston EquiServe L.P.
    Investor Relations Department
    P.O. Box 8200
    Boston, MA 02266-8200

Custodian
   Brown Brothers Harriman & Co.

Legal counsel
   Willkie Farr & Gallagher

Independent Accountants
   Price Waterhouse LLP


New York Stock Exchange Symbol -- LBF

Contents
================================================================================
In Brief.......................................................................3
Letter to Shareholders.........................................................3
Investment Summary.............................................................6
Portfolio Summary..............................................................7
Investment Portfolio...........................................................8
Financial Statements..........................................................11
Financial Highlights..........................................................15
Notes to Financial Statements.................................................16
Report of Independent Accountants.............................................19
Other Information.....................................................Back cover


This report is sent to the shareholders of The Latin America Dollar Income Fund, Inc. for their information. It is not a prospectus, circular, or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.

In Brief
================================================================================
o Latin American sovereign bonds posted strong gains for the past six months as investors responded positively to improving credit fundamentals in several Latin American countries.

o Reflecting this favorable environment, The Latin America Dollar Income Fund posted a 14.09% total return based on net asset value for its most recent semiannual period ended April 30, 1997. The Fund's total return based on its share price on the New York Stock Exchange was 17.82% for the same period.

o The Fund continues to maintain a liquid portfolio that we believe is well positioned to benefit from the improving balance sheets of Latin American countries while earning a high level of current income.


Letter to Shareholders
================================================================================
Dear Shareholders,

   Latin American debt markets posted positive returns during the six months ended April 30, 1997, as investor interest continued to broaden, and bonds benefited from favorable economic conditions and the improving credit quality of Latin American countries. The Fund closed its semiannual period with a net asset value ("NAV") of $16.07, up from $15.61 on October 31, 1996. Adjusting for $0.75 in income distributions, $0.59 in short-term capital gains, and $0.21 in long-term capital gains during the period, the Fund posted a strong 14.09% total return based on NAV. The unmanaged J.P. Morgan Latin Brady Bond Index during the same period returned 11.70%. Since its inception on July 31, 1992, through April 30, 1997, the Fund's cumulative total return based on NAV was 111.74%, compared with the Index return of 99.97%.

   During the six months ended April 30, 1997, the Fund's share price on the New York Stock Exchange rose from $13.875 to $14.75, contributing to a total return of 17.82%. The $14.75 price of the shares on April 30, 1997, represented a 8.21% discount to the Fund's NAV.

   The long-term environment for emerging market bonds remains fundamentally favorable, and credit rating announcements concerning several emerging countries during the past six months reflected the improving credit quality of the sector as a whole. In February, Panama received a credit rating of BB+, higher than anticipated by the market. In addition, Argentina and Brazil received credit rating upgrades from Standard and Poor's in 1997. The upgrades for Argentina and Brazil were awarded earlier than was expected by market participants, and may help to widen the investor base for both countries' sovereign bonds.

   In April, Standard & Poor's also announced a major modification to its ratings criteria for emerging market corporate bonds which for the first time allows the ratings to exceed those of the country in which the issuer is headquartered. This change in methodology is based on the rating agency's belief that corporate exposure to sovereign risk in countries whose currencies are pegged to the U.S. dollar is reduced if the governments are not expected to interfere with private borrowers' access to foreign currency during a crisis. The move was welcomed in Argentina, where 12 companies subsequently received investment grade ratings. The effect of the improvement in credit quality was reflected in lower interest rates and higher bond prices among emerging market bonds as a whole. This favorable trend was interrupted in March and early April as the U.S. Treasury market as well as emerging fixed income markets retraced due to an increase in the Fed Funds rate in March and the anticipation of a further interest rate hike in May. As the fear of an additional rate hike in May subsided, the U.S. Treasury market rallied leading to a strong performance in emerging market bonds.

Portfolio Strategy

   Because of expected volatility in the U.S. Treasury market resulting from the fear of interest rate hikes, we kept most of the Fund's portfolio (65%) invested in floating rate assets during the period. Floating rate assets generally carry a shorter duration because their coupons reset every six months in relation to the London Interbank Offered Rate, or LIBOR. (Duration is a measure of a bond's responsiveness to interest rate fluctuations; the shorter the duration, the less sensitive the bond is to rate changes.) This strategy continued to work to the Fund's advantage as floating-rate securities in the Fund's portfolio outperformed fixed-rate instruments, with average total returns of 12.91% and 10.54%, respectively.

   As we've reported in the past, we continue to maintain a liquid portfolio that is well positioned to benefit from the improved economic picture in many Latin American countries while at the same time earning a high level of current income. Country and security selection remain central to the Fund's strategy.

   The Fund's core holdings are in Argentina (30%), Brazil (26%), Venezuela (14%), and Mexico (13%). We substantially increased our holdings in Argentina during the period following the announcement that the country fulfilled its first quarter 1997 IMF budget requirements. There was other good news from Argentina during the period: Industrial production has been strong, debt requirements have been dramatically reduced, and Argentine companies are already benefiting from the above-mentioned change in Standard & Poor's corporate ratings criteria. We are hopeful that much-needed labor reform to lift restrictions on employers, reduce unemployment, and boost the "bottom line" of companies will take place soon.

   We were cautious in making new commitments to Brazil and reduced our holdings in Mexico during the six-month period for reasons also related to economic and political reform. Though we believe Brazil's long-term prospects are extremely bright, the country faces delays in needed administrative reforms and other short-term economic obstacles. Legislative reform allowing President Cardoso to run for reelection has not yet provided hoped-for momentum to administrative reforms. Brazil faces additional challenges, including a fiscal deficit and a widening trade deficit fed by an overexpansion of consumer credit.

   In the case of Mexico, we reduced our holdings following a period of solid performance by Mexican sovereign bonds. This reflects our concern that political uncertainty stemming from upcoming elections could cause Mexican bonds to underperform in the near term despite positive economic fundamentals such as decreasing inflation, strong GDP growth, strict fiscal and monetary policies, and government buybacks. For these reasons, we would look to add Mexico on weakness.

   Elsewhere, we closed out our holdings in Ecuador and Panama for contrasting reasons. The Ecuadorian parliament removed President Bucaram from office during the period and replaced him with Fabion Alarcon, the head of Ecuador's parliament. We are concerned that Interim President Alarcon may lack the support and authority to execute the austerity measures needed to solve the country's fiscal problems. By contrast, we remain optimistic about Panama's economic outlook but took profits after a period of superior performance. We will look for opportunities to add Panama sovereign bonds to the Fund's portfolio when valuations there are once again attractive.

Our Outlook

   We continue to believe that improving credit fundamentals will provide a strong foundation for the performance of Latin American debt. A favorable global interest rate environment coupled with strong demand for dollar assets will continue to support emerging market fixed income assets. The adherence to tight fiscal policy and prudent monetary policy, the strong flow of foreign direct investment and the active balance sheet management by emerging countries in Latin America will result in improving creditworthiness.

   Finally, the discount to net asset value at which the Fund trades on the NYSE is discussed in detail at each Board meeting. We are continually reviewing discount-closing alternatives in the market and will continue to do so. Although many funds have tried to close their discounts by implementing one or more of these techniques, as of this date we have not seen one, other than open ending the Fund, that has lowered the discount for a sustained period of time. The Board at this time has opted not to implement any of these techniques and has decided that the investment objective of this Fund and current portfolio composition, which includes relatively illiquid investments, are best served in a closed-end fund format. The Board is pleased with the performance of the Fund on both a price and NAV basis over the past year. Also, we have made great efforts to convey this performance to the brokerage community and analysts who follow closed-end funds.

   We are pleased that you are an investor in The Latin America Dollar Income Fund. We would be happy to receive any questions or comments. You can reach us at 1-800-349-4281.

Respectfully,
/s/Lynn S. Birdsong             /s/Edmond D. Villani
Lynn S. Birdsong                Edmond D. Villani
President                       Chairman of the Board

SCUDDER LATIN AMERICA DOLLAR INCOME FUND, INC.
INVESTMENT SUMMARY AS OF APRIL 30, 1997
-----------------------------------------------------------------
HISTORICAL
INFORMATION                                   TOTAL RETURN (%)
LIFE OF FUND   ---------------------------------------------------------------
                  MARKET VALUE        NET ASSET VALUE (a)         INDEX (b)
               -------------------   --------------------   -------------------
                           AVERAGE                AVERAGE               AVERAGE
               CUMULATIVE   ANNUAL   CUMULATIVE    ANNUAL   CUMULATIVE   ANNUAL
               -------------------   --------------------   -------------------
CURRENT QUARTER    3.43%        --      1.11%          --         .66%        --
FISCAL YEAR
TO DATE           17.82%        --     14.09%          --       11.70%        --
ONE YEAR          31.52%    31.52%     41.83%      41.83%       29.42%    29.42%
THREE YEAR        59.70%    16.89%     84.40%      22.63%       76.70%    20.85%
LIFE OF FUND*     79.19%    13.06%    111.74%      17.11%       99.97%    15.71%

-----------------------------------------------------------------
PER SHARE INFORMATION AND RETURNS (a)
YEARLY PERIODS ENDED APRIL 30

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) with the exact data points listed in the table below.

                       1993*    1994    1995     1996     1997
                     ------------------------------------------
NET ASSET VALUE...   $14.05   $13.21   $10.65   $13.26   $16.07
INCOME DIVIDENDS..   $  .87   $ 1.53   $ 1.53   $ 1.50   $ 1.50
CAPITAL GAINS
DISTRIBUTIONS.....   $  .08   $  .34   $  .15       --      .80
TOTAL RETURN (%)..    8.27%    6.06%   -7.56%   40.65%   41.83%

(a)  Total  investment  returns  reflect  changes  in net asset  value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(b) The unmanaged J.P. Morgan Latin Brady Bond Index tracks the performance of U.S. dollar-denominated sovereign restructured bonds (mostly Brady Bonds). Index returns assume reinvested dividends, and unlike Fund returns, do not reflect any fees or expenses.

*    The fund  commenced  operations  on July 31,  1992.

     PAST RESULTS ARE NOT NECESSARILY INDICATIVE OF FUTURE PERFORMANCE OF THE FUND.

THE LATIN AMERICA DOLLAR INCOME FUND, INC.
PORTFOLIO SUMMARY as of April 30, 1997
================================================================================
INVESTMENT ALLOCATION
(Excludes 5% Cash Equivalents)

Sovereign Bonds (1)                92%
Preferred Stock                     4%
Corporate Bonds                     4%
                                 -----
                                  100%
                                 -----
                                 -----
(1) Includes 75% investments in Brady Bonds.

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table.
================================================================================
INTEREST RATE SENSITIVITY
(Excludes 5% Cash Equivalents)

Fixed Rate Bonds                   27%
Floating Rate Bonds                73%
                                 -----
                                  100%
                                 -----
                                 -----

A graph in the form of a pie chart appears here,
illustrating the exact data points in the above table
================================================================================
GEOGRAPHICAL
(Excludes 5% Cash Equivalents)

Argentina                          32%
Brazil                             27%
Venezuela                          14%
Mexico                             13%
Costa Rica                          5%
Jamaica                             5%
Chile                               4%
                                 -----
                                  100%
                                 -----
                                 -----

The Latin America Dollar Income Fund, Inc.
Investment Portfolio as of April 30, 1997
===================================================================================================================
                              Principal                                                                  Market
                            Amount ($)(c)                                                             Value (U.S.$)
-------------------------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 2.8%

UNITED STATES                 2,568,000     Repurchase Agreement with Donaldson, Lufkin &
                                               Jenrette dated 4/30/97at 5.375% to be repurchased at
                                               $2,568,383 on 5/1/97, collateralized by a
                                               $2,581,000 U.S. Treasury Note, 5.125%,
                                               11/30/98 (Cost $2,568,000) ............................   2,568,000
                                                                                                        ----------
===================================================================================================================

SHORT-TERM DEBT -- 2.2%

UNITED STATES                 2,000,000     Student Loan Marketing Association Discount Note,
                                               5/1/97 (Cost $2,000,000) ..............................   2,000,000
                                                                                                        ----------
===================================================================================================================

U.S. DOLLAR-DENOMINATED DEBT -- 87.8%

ARGENTINA -- 26.2%              357,239     Argentine Republic 10 year Floating Rate Note,
                                               5.627%, 4/1/00 ........................................     348,627

                              7,319,594     Argentine Republic, Bonos de Consolidacion de
                                               Deudas Previsionales Pre 2 (BOCON), Variable
                                               Rate Interest Bond, 5.5%, 4/1/01 ......................   7,090,244

                              7,881,250     Argentine Republic, Floating Rate Bond, Series L,
                                               LIBOR plus .8125%, (6.75%), 3/31/05 ...................   7,231,047

                              7,750,000     Argentine Republic, Discount Floating Rate Note,
                                               Series L, 6.375%, 3/31/23 .............................   6,403,438

                              4,250,000     Argentine Republic, Collateralized Par Bond, Series L,
                                               Step-up Coupon, 5.5%, 3/31/23 .........................   2,773,125
                                                                                                        ----------
                                                                                                        23,846,481
                                                                                                        ----------
BRAZIL -- 25.8%               2,175,000     Federative Republic of Brazil, IDU Bond, Floating
                                               Rate Bond, LIBOR plus .8125%, (6.5%), 1/1/01 ..........   2,133,675

                              7,425,000     Federative Republic of Brazil, Eligible Interest Bond,
                                               LIBOR plus .8125%, (6.875%), 4/15/06 ..................   6,691,781

                              4,250,000     Federative Republic of Brazil, "New" Money Bond,
                                               Floating Rate Bond, LIBOR plus .875%,
                                               (6.9375%), 4/15/09 ....................................   3,607,188

                              8,965,209     Federative Republic of Brazil, C Bond, 4.5% with
                                               3.5% Interest Capitalization, 4/15/14 .................   6,791,146

                              5,250,000     Federative Republic of Brazil, Collateralized Discount
                                               Bond, Floating Rate Bond, LIBOR plus .8125%,
                                               (6.875%), 4/15/24 .....................................   4,219,688
                                                                                                        ----------
                                                                                                        23,443,478
                                                                                                        ----------

    The accompanying notes are an integral part of the financial statements.
                                       8

===================================================================================================================
                              Principal                                                                  Market
                            Amount ($)(c)                                                             Value (U.S.$)
-------------------------------------------------------------------------------------------------------------------
COSTA RICA -- 5.1%            2,000,000     Banco Central de Costa Rica Principal Bond, Series A,
                                               6.25%, 5/21/10 ........................................   1,660,000

                              3,800,000     Banco Central de Costa Rica Principal Bond, Series B,
                                               6.25%, 5/21/15 ........................................   3,002,000
                                                                                                        ----------
                                                                                                         4,662,000
                                                                                                        ----------

JAMAICA -- 4.5%               4,500,000     Government of Jamaica, Refinancing Agreement,
                                               Tranche B, Floating Rate Bond, LIBOR plus
                                               .8125%, (6.625%), 11/15/04 ............................   4,050,000
                                                                                                        ----------
MEXICO -- 12.6%               1,000,000     Nacional Financiera S.N.C., 9.375%, 7/15/02 ..............     980,000
                              1,000,000     United Mexican States, Collateralized Discount Bond,
                                               (Detachable Oil Price Indexed Value Recovery
                                               Rights) Floating Rate Bond, Series B, LIBOR plus
                                               .8125%, 6.375%, 12/31/19 ..............................     885,000

                              5,750,000     United Mexican States, Collateralized Discount Bond,
                                               (Detachable Oil Price Indexed Value Recovery
                                               Rights) Floating Rate Bond, Series A, LIBOR plus
                                               .8125%, (6.867%), 12/31/19 ............................   5,088,750

                              3,250,000     United Mexican States, Collateralized Par Bond,
                                               (Detachable Oil Price Indexed Value Recovery
                                               Rights), Series B, 6.25%, 12/31/19 ....................   2,356,250

                              3,000,000     United Mexican States, Collateralized Par Bond,
                                               (Detachable Oil Price Indexed Value Recovery
                                               Rights) Series A, 6.25%, 12/31/19 .....................   2,175,000
                                                                                                        ----------
                                                                                                        11,485,000
                                                                                                        ----------

VENEZUELA -- 13.6%            1,428,571     Republic of Venezuela, Front Loaded Interest
                                               Reduction Bond, Series A, LIBOR plus .875%
                                               (6.75%), 3/31/07 ......................................   1,271,429

                              3,809,524     Republic of Venezuela, Front Loaded Interest
                                               Reduction Bond, Series B, LIBOR plus .875%
                                               (6.75%), 3/31/07 ......................................   3,390,476

                              8,750,000     Republic of Venezuela, Debt Conversion Bond,
                                               Floating Rate Bond, Series DL, LIBOR plus .875%,
                                               (6.5%), 12/18/07 ......................................   7,732,810
                                                                                                        ----------
                                                                                                        12,394,715
                                                                                                        ----------
                                            TOTAL DEBT OBLIGATIONS (Cost $76,063,262) ................  79,881,674
                                                                                                        ----------



    The accompanying notes are an integral part of the financial statements.
                                       9

The Latin America Dollar Income Fund, Inc.
Investment Portfolio (continued)
===================================================================================================================
                              Principal                                                                  Market
                            Amount ($)(c)                                                             Value (U.S.$)
-------------------------------------------------------------------------------------------------------------------
FOREIGN-DENOMINATED DEBT -- 3.5%

CHILE               CLP     305,475,000     Citibank Time Deposit linked to Chilean Peso,
                                               13%, 5/28/97 ..........................................     730,050

                    CLP     622,350,000     Citibank Time Deposit linked to Chilean Peso,
                                               10.7%, 4/1/98 .........................................   1,481,550

                    CLP     414,800,000     Citibank Time Deposit linked to Chilean Peso,
                                               10.7%, 4/2/98 .........................................     987,500
                                                                                                        ----------
                                            TOTAL FOREIGN-DENOMINATED DEBT
                                               (Cost $3,250,000) .....................................   3,199,100
                                                                                                        ----------
-------------------------------------------------------------------------------------------------------------------

PREFERRED STOCKS -- 3.7%

                                 Shares
ARGENTINA                       274,190     Nortel Inversora "A" (ADR) (Telecommunication
                                               services) (b) (Cost $2,007,427) .......................   3,402,699
                                                                                                        ----------
-------------------------------------------------------------------------------------------------------------------

                                            TOTAL INVESTMENT PORTFOLIO -- 100.0%
                                               (Cost $85,888,689) (a) ................................  91,051,473
                                                                                                        ==========
-------------------------------------------------------------------------------------------------------------------

(a) The cost of the investment portfolio for federal income tax purposes was $85,946,054. At April 30, 1997, net unrealized appreciation for all securities based on tax cost was $5,105,419. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $5,569,438 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $464,019.

(b) Securities valued in good faith by the Valuation Committee of the Board of Directors at fair value amounted to $3,402,699 (3.5% of net assets). Their values have been estimated by the Valuation Committee in the absence of readily ascertainable market values. However, because of the inherent uncertainty of valuation, those estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the difference could be material. The cost of these securities at April 30, 1997 aggregated $2,007,427. These securities may also have certain restrictions as to resale.

(c)  Principal amounts are stated in U.S. dollars unless otherwise noted.

CURRENCY ABBREVIATIONS
----------------------
CLP  Chilean Peso


    The accompanying notes are an integral part of the financial statements.
                                       10


Financial Statements
====================================================================================================
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1997
----------------------------------------------------------------------------------------------------
ASSETS
Investments, at market (identified cost $85,888,689) ..................               $91,051,473
Cash ..................................................................                     1,282
Receivables:
       Investments sold ...............................................                 6,338,962
       Interest .......................................................                 1,268,153
Deferred organization expenses ........................................                     4,939
Other assets ..........................................................                     1,807
                                                                                      -----------
                Total assets ..........................................                98,666,616
LIABILITIES
Payables:
        Investments purchased .........................................   $12,312
        Accrued management fee ........................................    97,961
        Other accrued expenses ........................................    89,222
                                                                          -------
        Total liabilities .............................................                   199,495
                                                                                      -----------
Net assets, at market value ...........................................               $98,467,121
                                                                                      ===========
NET ASSETS
Net assets consist of:
        Distributions in excess of net investment income ..............               $  (191,268)
        Accumulated net realized gain .................................                10,628,418
        Net unrealized appreciation on investments ....................                 5,162,784
        Paid--in capital ...............................................               82,867,187
                                                                                      -----------
Net assets, at market value ...........................................               $98,467,121
                                                                                      ===========
Net asset value per share ($98,467,121/6,128,593 shares of common stock
        outstanding, $.01 par value, 100,000,000 shares authorized) ...               $     16.07
                                                                                      ===========

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       11

The Latin America Dollar Income Fund, Inc.
Financial Statements (continued)
====================================================================================================
----------------------------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1997
----------------------------------------------------------------------------------------------------
INVESTMENT INCOME
        Interest .................................................                   $ 5,506,098
        Dividends ................................................                       195,744
                                                                                     -----------
                                                                                       5,701,842

        Expenses:
                Management fee ...................................   $   590,823
                Directors' fees and expenses .....................        26,762
                Custodian and accounting fees ....................        74,558
                Reports to shareholders ..........................        17,886
                Auditing and tax services ........................        43,500
                Legal ............................................        23,331
                Amortization of organization expenses ............         9,917
                Services to shareholders .........................        16,207
                Interest .........................................       499,114
                Exchange listing fee .............................         8,207
                Other ............................................         5,736       1,316,041
                                                                     -----------     -----------
        Net investment income ....................................                     4,385,801
                                                                                     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
        Net realized gain (loss) from:
                Investments ......................................    10,409,999
                Foreign currency related transactions ............       (12,374)     10,397,625
                                                                     -----------
        Net unrealized appreciation (depreciation) on:
                Investments ......................................    (2,523,522)
                Foreign currency related transactions ............        54,556      (2,468,966)
                                                                     -----------     -----------
        Net gain on investment transactions ......................                     7,928,659
                                                                                     -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS .............                   $12,314,460
                                                                                     ===========


    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       12

================================================================================================================
----------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------
                                                                               SIX MONTHS
                                                                                 ENDED          YEAR ENDED
                                                                                APRIL 30,       OCTOBER 31,
INCREASE (DECREASE) IN NET ASSETS                                                 1997            1996
----------------------------------------------------------------------------------------------------------------
Operations:
        Net investment income ...............................................   $  4,385,801    $  9,575,823
        Net realized gain (loss) from investment transactions ...............     10,397,625      17,490,571
        Net unrealized appreciation (depreciation) on investment transactions
                during the period ...........................................     (2,468,966)      8,596,607
                                                                                ------------    ------------
Net increase (decrease) in net assets resulting from operations .............     12,314,460      35,663,001
                                                                                ------------    ------------
Dividends to shareholders:
        From net investment income ..........................................     (4,569,370)     (9,050,902)
                                                                                ------------    ------------
        From net realized gains from investment transactions ................     (4,856,779)             --
                                                                                ------------    ------------
Fund share transactions:
        Reinvestment of dividends ...........................................        830,204         803,441
                                                                                ------------    ------------
Net increase in net assets from Fund share transactions .....................        830,204         803,441
                                                                                ------------    ------------
INCREASE (DECREASE) IN NET ASSETS ...........................................      3,718,515      27,415,540
Net assets at beginning of period ...........................................     94,748,606      67,333,066
                                                                                ------------    ------------
NET ASSETS AT END OF PERIOD (including distributions in excess of
       net investment income of $191,268 and $7,699, respectively) ..........   $ 98,467,121    $ 94,748,606
                                                                                ============    ============

OTHER INFORMATION
INCREASE IN FUND SHARES
Shares outstanding at beginning of period ...................................      6,070,974       6,010,387
        Shares issued to shareholders in reinvestment of dividends ..........         57,619          60,587
                                                                                ------------    ------------
Shares outstanding at end of period .........................................      6,128,593       6,070,974
                                                                                ============    ============

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       13

The Latin America Dollar Income Fund, Inc.
Financial Statements (continued)
====================================================================================================
----------------------------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
SIX MONTHS ENDED APRIL 30, 1997
----------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Investment income received .....................................................   $   5,188,794
Payment of operating expenses ..................................................      (1,563,750)
Proceeds from sales and maturities of investments ..............................     207,837,187
Purchases of investments .......................................................    (185,883,969)
Net maturities of short--term investments .......................................      2,896,568
                                                                                   -------------
        Cash provided by operating activities ..................................      28,474,830
                                                                                   -------------
CASH FLOWS FROM FINANCING ACTIVITIES:
Net decrease of loan principal .................................................     (19,900,000)
Distributions paid (net of reinvestment of dividends) ..........................      (8,595,945)
                                                                                   -------------
        Cash used by financing activities ......................................     (28,495,945)
                                                                                   -------------
        Decrease in cash .......................................................         (21,115)
        Cash at beginning of period ............................................          22,397
                                                                                   -------------
        Cash at end of period ..................................................   $       1,282
                                                                                   =============
Reconciliation of net increase in net assets from operations to cash provided by operating activities:
Net increase in net assets resulting from operations ...........................      12,314,460
Amortization of organization costs .............................................           9,917
Net decrease in cost of investments ............................................      16,668,767
Net decrease in unrealized appreciation on investments .........................       2,523,522
Decrease in interest receivable ................................................         651,415
Increase in receivable for investments sold ....................................      (1,081,717)
Increase in other assets .......................................................          (1,807)
Decrease in payable for investments purchased ..................................      (2,357,079)
Decrease in accrued expenses ...................................................         (36,061)
Decrease in interest payable ...................................................        (216,587)
                                                                                   -------------
        Cash provided by operating activities ..................................   $  28,474,830
                                                                                   =============

    The accompanying notes are an integral part of the financial statements.
--------------------------------------------------------------------------------
                                       14

Financial Highlights
================================================================================

-------------------------------------------------------------------------------------------------------------------------
THE FOLLOWING TABLE INCLUDES SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD (a) AND OTHER PERFORMANCE
INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS AND MARKET PRICE DATA.
-------------------------------------------------------------------------------------------------------------------------
                                                                                                         FOR THE PERIOD
                                                                                                         JULY 31, 1992
                                               SIX MONTHS                                                (COMMENCEMENT
                                                 ENDED               YEARS ENDED OCTOBER 31,             OF OPERATIONS)
                                               APRIL 30,      --------------------------------------     TO OCTOBER 31,
                                                  1997        1996        1995        1994     1993          1992
-------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period .......     $15.61      $11.20      $13.41      $16.22   $13.45       $13.83(b)
                                                 ------      ------      ------      ------   ------       ------
  Net investment income ....................        .72        1.59        1.55        1.51     1.53          .25
  Net realized and unrealized gain (loss)
    on investment transactions .............       1.29        4.32       (2.08)      (2.45)    2.74         (.50)
                                                 ------      ------      ------      ------   ------       ------
Total from investment operations ...........       2.01        5.91        (.53)       (.94)    4.27         (.25)
                                                 ------      ------      ------      ------   ------       ------
Less distributions:
  From net investment income ...............       (.75)      (1.50)      (1.30)      (1.51)   (1.49)        (.13)
  From net realized gains on investment
    transactions ...........................       (.80)         --        (.15)       (.33)    (.01)          --
  In excess of net realized gains ..........         --          --          --        (.03)      --           --
  Tax return of capital ....................         --          --        (.23)         --       --           --
                                                 ------      ------      ------      ------   ------       ------
Total distributions ........................      (1.55)      (1.50)      (1.68)      (1.87)   (1.50)        (.13)
                                                 ------      ------      ------      ------   ------       ------
Net asset value, end of period .............     $16.07      $15.61      $11.20      $13.41   $16.22       $13.45
                                                 ======      ======      ======      ======   ======       ======
Market value, end of period ................     $14.75      $13.88      $12.13      $13.25   $15.63       $15.00
                                                 ======      ======      ======      ======   ======       ======
TOTAL INVESTMENT RETURN
  Per share market value (%) ...............      17.82**     27.93        5.78       (3.52)   15.47          .88**
  Per share net asset value (%) (c) ........      14.09**     55.81       (3.46)      (5.94)   33.69        (1.89)**
Ratios and Supplemental Data
  Net assets, end of period ($ millions) ...         98          95          67          79       95           77
  Ratio of operating expenses (excluding
    interest) to average net assets (%) ....       1.67*       1.79        1.96        1.83     2.00         2.05*
  Ratio of operating expenses to average net
    assets (%) .............................       2.69*       3.28        3.66        3.41     3.42         2.36*
  Ratio of net investment income to average
    net assets (%) .........................       8.98*      11.66       13.59       10.42    10.71         7.14*
  Portfolio turnover rate (%) ..............      347.2*(d)   322.3(d)    365.9(d)    161.1     93.3          1.8*

(a)  Based on monthly average of shares outstanding during each period.
(b) Beginning per share amount reflects $15.00 initial public offering price net of underwriting discount and offering expenses ($1.17 per share).
(c) Total investment returns reflect changes in net asset value per share during each period and assume that dividends and capital gains distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market price.
(d) Economic and market conditions necessitated more active trading, resulting in a higher portfolio turnover rate.

* Annualized    **  Not annualized
--------------------------------------------------------------------------------
                                       15

The Latin America Dollar Income Fund, Inc.
Notes to Financial Statements
================================================================================

A. SIGNIFICANT ACCOUNTING POLICIES

The Latin America Dollar Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

SECURITY VALUATION. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Short-term investments having a maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Directors.

FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Foreign currency transactions are translated into U.S. dollars on the following basis:

     (i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

     (ii) purchases and sales of investment securities, interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gain (loss) from foreign currency related transactions includes gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the accrual and payment dates on interest and foreign withholding taxes.

FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes, and no federal income tax provision was required.

DISTRIBUTION OF INCOME AND GAINS. The Fund's policy is to declare and pay distributions to shareholders of substantially all net investment income of the Fund quarterly. Net realized gains from investment transactions in excess of available capital loss carryforwards, which would be taxable to the Fund if not distributed, will be distributed to shareholders annually. Distributions to shareholders are recorded on the ex-dividend date. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in foreign denominated securities and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make

================================================================================

reclassifications among certain of its capital accounts without impacting the net asset value of the Fund. The Fund uses the specific identification method for determining realized gain or loss on investments.

STATEMENT OF CASH FLOWS. Information on financial transactions which have been settled through the receipt and disbursement of cash is presented in the Statement of Cash Flows. The cash amount shown in the Statement of Cash Flows is the amount reported as cash in the Fund's Statement of Assets and Liabilities and represents the cash position in its custodian bank account at April 30, 1997.

ORGANIZATION COSTS. Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period.

OTHER. Portfolio securities transactions are accounted for on a trade-date basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. All discounts are accreted for both tax and financial reporting purposes. Accretion for the six months ended April 30, 1997 was approximately $1,164,463.

B. PURCHASES AND SALES OF SECURITIES
   ---------------------------------

During the six months ended April 30, 1997, purchases and sales of investment securities (excluding short-term investments) aggregated $183,526,890 and $208,918,904, respectively.

C. RELATED PARTIES
   ---------------

Under the Fund's Investment Advisory, Management and Administration Agreement (the "Management Agreement") with Scudder, Stevens & Clark, Inc. (the "Manager"), the Manager directs the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions and under the direction and control of the Fund's Board of Directors. In addition to portfolio management services, the Manager provides certain administrative services in accordance with the Management Agreement. The Fund pays to the Manager a monthly fee at an annualized rate of 1.20% of the average weekly net assets of the Fund. For the six months ended April 30, 1997, the fee pursuant to such agreement amounted to $590,823, of which $97,961 is unpaid at April 30, 1997. The Fund pays each Director not affiliated with the Manager $6,000 annually, plus specified amounts for attended board and committee meetings. For the six months ended April 30, 1997, Directors' fees and expenses aggregated $26,762.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Manager, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the six months ended April 30, 1997, the amount charged to the Fund by SFAC aggregated $45,416, of which $7,471 is unpaid at April 30, 1997.

D. BORROWINGS
   ----------

During the six months ended April 30, 1997, the Fund repaid loans aggregating $19,900,000.

The weighted average outstanding daily balance of bank loans and reverse repurchase agreements for the six months ended April 30, 1997 was $16,022,403 with a weighted average interest rate of 6.12%. The maximum borrowings outstanding for the six months ended April 30, 1997 was $26,100,000. Interest expense for the six months ended April 30, 1997 was $499,114 ($.08 per share). Interest paid for the six months ended April 30, 1997 was $715,701.

The Latin America Dollar Income Fund, Inc.
Notes to Financial Statements (continued)
================================================================================

E. CREDIT RISK
   -----------

The yields of Latin American debt obligations reflect perceived credit risk, the need to compete with other local investments in potentially illiquid domestic financial markets and the difficulty in raising hard currencies to meet external debt servicing requirements. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

The Latin America Dollar Income Fund, Inc.
Report of Independent Accountants
================================================================================

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF THE LATIN AMERICA DOLLAR INCOME FUND, INC.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, cash flows, and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Latin America Dollar Income Fund, Inc. (the "Fund") at April 30, 1997, the results of its operations, cash flows, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
Boston, Massachusetts
June 18, 1997

Other Information
================================================================================
Investment Manager and Administrator

   The investment manager and administrator of The Latin America Dollar Income Fund, Inc. (the "Fund") is Scudder, Stevens & Clark, Inc., one of the most experienced investment management and investment counsel firms in the United States. Established in 1919, the firm provides investment counsel for individuals, investment companies and institutions. Scudder has offices throughout the United States and subsidiaries in London and Tokyo.

   Scudder has been active in international investment management for over 40 years. It manages Scudder International Fund, which was initially incorporated in Canada in 1953 as the first foreign investment company registered with the United States Securities and Exchange Commission. Scudder's investment company clients include seven other open-end investment companies which invest worldwide.

   In addition to the Fund, Scudder also manages the assets of seven other closed-end investment companies which invest in foreign securities: The Argentina Fund, The Brazil Fund, The First Iberian Fund, The Korea Fund, Scudder New Asia Fund, Scudder World Income
Opportunities Fund, and Scudder New Europe Fund.

Dividend Reinvestment and Cash Purchase Plan

   We are pleased to advise you of an optional plan for the automatic reinvestment of your dividends and capital gains distributions in shares of the Fund. We recommend that you consider enrolling in the Dividend Reinvestment and Cash Purchase Plan (the "Plan") to build your investment. You may obtain more detailed information by requesting a copy of the Plan from the Plan Agent. All correspondence (including notifications) should be directed to: The Latin America Dollar Income Fund, Inc., Dividend Reinvestment and Cash Purchase Plan, c/o Boston EquiServe L.P., P.O. Box 8200, Boston, MA 02266-8200, 1-800-426-5523.

Net Asset Value

   The Fund's NAV is published every Monday in The Wall Street Journal under the heading "Closed End Funds." The Fund's NAV is also published in The New York Times and Barron's.

   As a service to overseas shareholders, the Fund's NAV is listed daily in The Financial Times ("FT"). The NAV of the Fund, and other Scudder managed closed-end funds, can be found in the "FT Managed Funds Service" section under the heading "other off-shore funds" below the Scudder, Stevens & Clark banner.